Exhibit 99.3

Investor Presentation July 27, 2021

This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . This includes, without limitation, financial guidance and projections and statements with respect to expectations of the Company’s future financial condition, results of operations, cash flows, plans, targets, goals, objectives, performance, growth potential, engines and opportunities, expected growth rates, industry - leading comparable sales growth, competitive position and business ; annualized average unit volume ; the Company’s strong foothold in the off - premise channel supporting the business in the COVID - 19 environment ; recovery from the COVID - 19 pandemic ; the Company’s ability to leverage its brand power, sales, scale and operational expertise to drive margin performance and unit growth ; statements from the Company’s corporate social responsibility report ; the opportunity for additional domestic and foreign locations and licensees and territories ; target returns for new restaurant openings ; performance of international licensed locations ; the acquisitions of North Italia and Fox Restaurant Concepts (“FRC”) and FRC as an incubation engine ; anticipated unit growth roadmap ; and resumption of strong unit growth . Such forward - looking statements include all other statements that are not historical facts, as well as statements that are preceded by, followed by or that include words or phrases such as “believe,” “plan,” “will likely result,” “result,” “ expect,” “ intend,” “will continue,” “continue,” “is anticipated,” “anticipated,” “estimate,” “project,” “may,” “could,” “would,” “should” and similar expressions . These statements are based on the Company’s current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in such statements . These forward - looking statements also may be affected by various factors outside of the Company’s control including the rapidly evolving nature of the COVID - 19 pandemic and related containment measures, including the potential for a complete shutdown of the Company’s restaurants, international licensee restaurants and the Company’s bakery operations ; demonstrations, political unrest, potential damage to or closure of the Company’s restaurants and potential reputational damage to the Company or any of its brands ; economic, public health and political conditions that impact consumer confidence and spending, including the impact of the COVID - 9 pandemic and other health epidemics or pandemics on the global economy ; acceptance and success of The Cheesecake Factory in international markets ; acceptance and success of North Italia, the FRC concepts and other concepts ; the risks of doing business abroad through Company owned restaurants and/or licensees ; foreign exchange rates, tariffs and cross border taxation ; changes in unemployment rates ; changes in laws impacting the Company’s business, including laws and regulations related to COVID - 19 impacting restaurant operations and customer access to off - and on - premise dining ; increases in minimum wages and benefit costs ; the economic health of the Company’s landlords and other tenants in retail centers in which its restaurants are located, and the Company’s ability to successfully manage its lease arrangements with landlords ; unanticipated costs that may arise in connection with a return to normal course of business including potential negative impacts from furlough actions ; the economic health of suppliers, licensees, vendors and other third parties providing goods or services to the Company ; compliance with debt covenants ; strategic capital allocation decisions including any share repurchases or dividends ; the ability to achieve projected financial results ; economic and political conditions that impact consumer confidence and spending ; the resolution of uncertain tax positions with the Internal Revenue Service and the impact of tax reform legislation ; adverse weather conditions in regions in which the Company’s restaurants are located ; factors that are under the control of government agencies, landlords and other third parties ; the risk, costs and uncertainties associated with opening new restaurants ; and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”) . Forward - looking statements speak only as of the dates on which they are made and the Company undertakes no obligation to publicly update or revise any forward - looking statements or to make any other forward - looking statements, whether as a result of new information, future events or otherwise, unless required to do so by law . Investors are referred to the full discussion of risks and uncertainties associated with forward - looking statements and the discussion of risk factors contained in the Company’s latest Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K as filed with the SEC, which are available at www . sec . gov . Safe Harbor Statement 2

An Experiential Dining Category Leader 3 Culinary forward. First class hospitality. Concepts like no other.

• Experiential dining category leader with diversified growth engines • Leveraging the Company’s differentiation and strong foothold in the off - premise channel to support the business in the COVID - 19 environment • Best - in - class operational execution and industry - leading retention • Significant and accelerating growth opportunities driving one of the highest expected growth rates in the casual dining industry Investment Highlights 4

The Cheesecake Factory - Global Footprint 5 High quality, high profile locations worldwide Company - Owned: 207 Toronto International – Licensed: 28 Mexico City (4) Guadalajara Saudi Arabia (4) UAE (6) Kuwait (3) Qatar (3) Bahrain (1) Shanghai (2) Hong Kong Beijing Monterrey Macau Opportunity for 300 Domestic Locations Over Time & Continued International Expansion

Driving Strong Pandemic Recovery with Industry - Leading Comparable Sales Growth 6 Leveraging Sales to Drive Margin Performance ~ 16% 16.5% 2019 2Q21 Restaurant - Level Margin* 3QTD through July 26 th Comp Sales vs 2019 +10% 3QTD AWS ~$230,000 Equates to nearly $12M AUV 2Q21 Comp Sales vs 2019 +7.8% 2Q21 Average Weekly Sales (AWS) ~$225,500 Equates to $11.7M Annualized Average Unit Volume (AUV) *Restaurant - level margin calculated as The Cheesecake Factory restaurants segment income from operations + segment preopening co sts + segment impairment of assets and lease termination expenses + segment depreciation and amortization expenses / The Cheesecake Factory restaurants segment revenue To be confirmed or updated

We Believe Stable, Agile Brands Will Be Best Equipped to Weather Volatility and Thrive Post-COVID

Potential Industry Rationalization - Market Share Opportunity

Casual Dining[1]



Chains
14%
Independents
86%

As of May 2021, the NRA estimated that 15% (~900,000) of restaurants have closed.



Annual Restaurant Unit Growth2
US Population Growth3
1.4%
1.8%
2.1%
1.3%
1.5%
1.5%
1.8%
2.5%
2.2%
2.4%
0.8%
0.7%
0.7%
0.7%
0.7%
0.7%
0.7%
0.6%
0.5%
0.5%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

> "*Large chains and well-funded restaurant groups have the resources to ride out a protracted shutdown, but the* ***independent restaurants that make up about two-thirds of the American dining landscape*** *– noodle shops, diners and that charming urban restaurant that always had a line out the door –* ***may not survive.***"
>
> *- New York Times, March 20, 2020*

Increased Consumer Emphasis On Off-Premise

Sustained Off-Premise Sales Strength[4]

(AUV $ millions)



~$1.7
~$4
Off-Premise Only
$1.7
$3.6
$1.6
$3.2
2019
Early-COVID
2Q19
2Q21
3QTD19
3QTD21

> "***Off-premise will likely continue its rise in importance,*** *even after the pandemic*"
>
> *- Technomic, April 24, 2020*

Sources: [1]Morgan Stanley Report April 6, 2020; [2]Bureau of Labor Statistics; [3]U.S. Census; [4]Annualized average unit volumes based on average weekly sales in each period.

7

Filling White Space for an On - Trend, Contemporary Italian Offering 8 • Potential for 200 domestic locations over time - 27 locations in 12 states & Washington D.C. currently • All dishes handmade from scratch daily • Serving lunch, dinner, weekend brunch & weekday happy hour • Average check: $25 - $30 • 30%+ alcohol mix FY19 Comp Sales: 6% Note: Operating metrics pre - COVID - 19

Driving Strong Pandemic Recovery with Industry-Leading Comparable Sales Growth

Leveraging Sales - as well as CAKE Scale and Operational Expertise – to Drive Margin Performance

NORTH ITALIA

2Q21 Comp Sales vs 2019

+10%

2Q21 AWS

~$133,000
Equates to $6.9M AUV

3QTD through July 26th Comp Sales vs 2019

+10%

- Reservation management to drive sales & throughout
- Leveraging buying power and sales/inventory management systems to reduce food costs
- Robust labor management systems and analysis to drive productivity
- Leveraging benefits infrastructure and equity plan to attract and retain top talent

Restaurant-Level Margin



16.7%
11.6%
2Q21*
2Q21 Mature Locations**

*2Q21 reported results reflect impact of 3 new unit openings year-to-date and other locations that have not yet reached steady-state operational levels.

**Mature locations defined as locations opened 3 years or more at the beginning of 2021, excluding 1 underperforming restaurant in a tourist location significantly impacted by capacity restrictions.

*Restaurant-level margin calculated as North Italia segment income from operations + segment preopening costs + segment impairment of assets and lease termination expenses + segment depreciation and amortization expenses / North Italia segment revenue

9

Fox Restaurant Concepts (FRC) Expected to Serve as an Incubation Engine Innovating Concepts of the Future 10 Potential Growth Boutique Brands 55 Total FRC Locations Across the U.S.

Diversified Growth Engines Expected to Drive 7% Unit Growth Annually Beginning in FY22

Diversified multi-concept across segment, price point, occasion, real estate and labor

Leveraging brand power, operational excellence, scale, supply chain and real estate development expertise

Anticipated Unit Growth Roadmap[1]	The Cheesecake Factory	NORTH ITALIA[2]	FRC[2]
Target Size (sq. ft.)	7,000 – 10,000	5,000 - 6,500	3,500 – 15,000
Average Unit Volume[3]	$10.7M	~$7M	Avg. $5M+
Sales/sq. ft.	~$1,000	~$1,200	~$1,000
Target Long-Term Unit Growth	~3%	~20%+	~15% - 20%
Top-Line Unit Growth Contribution	~3%	~2%	~2%
Target Restaurant-Level Margin %	~18%	~18% - 20%	~16% - 18%
Cash Capex Investment	$8M+	$3 - $3.5M	$500/sq. ft.
Target Cash-on-Cash Return	20% - 25%	35%+	25% - 30%
Sales/Investment Ratio	*Varies*	2:1	2:1

[1]Illustrative example of target returns for new restaurant openings | [2]Average unit volume and steady-state restaurant-level margin typically reached after 3 years of operations | [3]Average unit volume as of FY19

The Cheesecake Factory 11

We Have Resumed Strong Unit Growth With Impressive Early Results 12 2020 New Restaurants Opened North Italia McLean, VA Flower Child Houston, TX Flower Child Cherry Creek, CO Flower Child Oklahoma City, OK Blanco Phoenix, AZ Culinary Dropout Scottsdale, AZ 2021 New Restaurants Opened The Cheesecake Factory Washington D.C. Blanco Nashville, TN North Italia Birmingham, AL 7 additional units planned for 2021 North Italia Franklin, TN North Italia Miami, FL North Italia San Antonio, TX Flower Child Atlanta, GA

Breadth of Menu & Innovation – 250 Items Made Fresh, From Scratch Ambiance, Service and Hospitality The Cheesecake Factory - A Highly Differentiated Concept Best - in - Class Operational Execution Integrated Bakery 14

Integrated Bakery – The “Cheesecake” Magic • Produces over 70 cheesecakes and other baked desserts • Enables creativity, quality control and supply chain efficiencies FY19 16% 15 FY20 21% Differentiated positioning has been a key sales driver during COVID - 19 Industry - Leading Dessert Sales

Best - in - Class Operational Execution and Industry - Leading Retention Average Tenure by Position 32 years 23 years 20 years 19 years 14 years 13 years Senior VP of Operations Regional Vice Presidents Area Directors of Operations Area Kitchen Operations Managers General Managers Executive Kitchen Managers “What we found is that food and beverage innovation is table stakes ; you need to do it, but it’s not sustainable,” The ironclad correlation with success? “It was GM retention . ” – Wally Doolin, Black Box Intelligence* From FORTUNE. ©2021 Fortune Media IP Limited. FORTUNE 100 Best Companies to Work For is a trademark of Fortune Media IP Limit ed and is used under license. FORTUNE and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, Licensee. *Restaurant Business, May 2018 16 Also recognized as a best workplace for diversity , millennials , and women 8 th consecutive year

Performance During COVID - 19 Has Reinforced That The Cheesecake Factory is a Destination • FY20 average sales per square foot adjusted for interior capacity restrictions related to the COVID - 19 pandemic was $1,127, a 14% increase over FY19. Reflecting the impact of COVID - 19 dining restrictions, FY20 average sales per productive square foot declined 27% to $716 from FY19. • During COVID - 19, The Cheesecake Factory restaurants have driven the highest absolute off - premise sales dollars and maintained the highest level of off - premise sales volumes when dining rooms reopened relative to its publicly - traded casual dining industry peers. • California locations operating with off - premise and patios only during Summer 2020 generated nearly 90% of sales volumes of all locations with reopened indoor dining rooms when malls predominantly remained closed in California. 17

Cult Status & Strong Consumer Engagement 990K followers 5M+ fans 355K followers Millions of Viewers 18 Note: Statistics as of July 21, 2021

Broad Consumer Demographic and Appeal With a Moderate Average Check Highest Unit Volumes ($ in millions) Source: Latest pre - COVID - 19 SEC 10 - K filings and company presentations 19 Casual Dining $10.7 $8.3 $8.1 $5.5 $5.2 $5.0 $3.7 $3.6 $3.0 $2.9 Maggianos Yard House BJ's Texas Roadhouse Olive Garden Outback LongHorn Bonefish Carrabbas $32 $29 $27 $24 $23 $22 $22 $19 $18 $17 Yard House Maggianos Bonefish Outback Carrabbas LongHorn Olive Garden Texas Roadhouse BJ's #1 Quality #2 Service #3 Ambiance

9% 12% 14% 16% 43% 43% 31% 27% Off - Premise Sales (% of Total Revenue) Leveraging This Differentiation in the Off - Premise Channel New Takeout Packaging 20 *Annualized unit volume equivalent based on total system average weekly sales ~$3.2 million per restaurant* Reflecting COVID - 19 dining restrictions

Further Leaning in to Convenience 21

The Cheesecake Factory – Expanding International Licensed Presence • Anticipated continued expansion within current geographies • Potential for additional geographies with current licensees • Opportunity to add licensees and territories +1 ¢ Per Restaurant in EPS, on Average $0 Capital Expenditure Shanghai 22

Capitalizing on the Power of the Brand The Cheesecake Factory At Home ® 23

CSR – Contributing to the Well - Being of Our Staff, Local Communities and the Environment We All Share 24 Source: The Cheesecake Factory Incorporated 2019 Corporate Social Responsibility Report *Free from recombinant bovine somatotropin ( rbST ) or a recombinant bovine growth hormone ( rbGH ), often used for lactating dairy cows to increase the production of milk.

Track Record of Consistent Financial Performance 25

(4.2)% (6.8)% (0.6)% 4.0% 4.2% 3.3% 2.6% 4.1% 3.8% 0.4% 0.9% 2.5% (27.4)% (4.3)% (8.7)% (6.1)% 1.0% 2.0% (0.9)% (1.6)% 0.8% (0.4)% (2.2)% 0.5% 1.4% (24.0)% History of Outperforming the Industry 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020* Knapp - Track Index Comparable Sales - Historical 2 - year Stack 26 Industry Outperformance During Economic Downturn Geographical discrepancies in dining restrictions & reopening timelines *2020 results reflect the impact of the COVID - 19 pandemic.

Durable Business Over Time

Adjusted Earnings/(Loss) Per Share



$0.84
$1.07
$1.42
$1.64
$1.88
$2.10
$1.97
$2.37
$2.83
$2.60
$2.51
$2.61
($1.49)
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Free Cash Flow[1]



($ in millions)
$85
$163
$128
$120
$112
$107
$135
$94
$158
$100
$163
$119
($47)
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Capital Allocation Detail



($ in millions)
64,009
44,545
50,259
$27
$42
$30
$36
$50
$56
$13
$184
$141
$109
$146
$123
$109
$61
$173
$172
$101
$51
$52
$154
$158
$139
$128
$16
$4
$85
$37
$42
$77
$86
$106
$114
$99
$50
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Common Stock Dividend
Share Repurchases
Capex / Investment[2]
Weighted Average Shares Outstanding

[1]Free cash flow defined as cash flow from operations (includes adjustment for excess tax benefit related to stock options exercised in 2008-2016 to conform to current year presentation) less capital expenditures and investment in unconsolidated affiliates prior to the acquisition of North Italia and Fox Restaurant Concepts

[2]2019 Capex/Investment does not include the acquisition of North Italia and Fox Restaurant Concepts

Note: 2020 results reflect the impact of the COVID-19 pandemic and the issuance of 200,000 shares of Series A Convertible Preferred Stock. Please see Appendix for GAAP to Non-GAAP reconciliations and for an explanation regarding an accounting reclassification for prior years

The Cheesecake Factory 27

Appendix

Non - GAAP Reconciliations In addition to the results provided in accordance with the Generally Accepted Accounting Principles (“GAAP”) in this presentation, the Company is providing non - GAAP measurements which present diluted net income/(loss) per share excluding the impact of certain items and free cash flow . The non - GAAP measurements are intended to supplement the presentation of the Company’s financial results in accordance with GAAP. The Company believes that the presentation of these items provides additional information to facilitate the comparison of past and present financial results. 29

Non - GAAP Reconciliation (1) The tax effect assumes a tax rate based on the federal statutory rate and an estimated blended state tax rate. (2) Fiscal 2017 includes a $38.5 million benefit to the income tax provision related to tax reform enacted in December 2017. (3) Adjusted diluted net income per share may not add due to rounding. 30 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net Income/(Loss) (GAAP) 52,293$ 42,833$ 81,713$ 95,720$ 98,423$ 114,356$ 101,276$ 116,523$ 139,494$ 157,392$ 99,035$ 127,293$ (277,107)$ - Impairment of assets and lease terminations 2,952 26,541 - 1,547 9,536 (561) 696 6,011 114 10,343 17,861 18,247 219,333 - Partial IRS settlement - - - (1,794) - - - - - - - - - - Unwinding of interest rate collars - 7,421 7,376 - - - - - - - - - - - Chairman and CEO employment agreement - 2,550 - - - - - - - - - - - Proceeds from variable life insurance contract - (668) - - (419) - - - - - - - - - Loss on investment in unconsolidated affiliates - - - - - - - - - 479 4,754 13,439 - - Gain on investment in unconsolidated affiliates - - - - - - - - - - - (52,672) - - Acquisition-related costs - - - - - - - - - - - 5,270 2,699 - Acquisition-related contingent consideration and amortization expense - - - - - - - - - - - 1,033 (3,872) -Preferred Dividends to Apply If-Converted Method - - - - - - - - - - - - 13,485 -Direct and Incremental Costs Associated With Preferred Stock - - - - - - - - - - - - 10,257 -Assumed Impact of Potential Conversion of Preferred Stock into Common Stock - - - - - - - - - - - - - -COVID-19 related costs - - - - - - - - - - - - 22,963 - Tax effect of adjustments (1) (1,181) (14,605) (2,951) (331) (3,814) 224 (278) (2,404) (46) (4,329) (5,880) 3,818 (62,692) - One-time tax items (2) - - - - - - - - - (38,525) - - - Adjusted net income/(loss) (non-GAAP) 54,064$ 64,072$ 86,138$ 95,142$ 103,726$ 114,019$ 101,694$ 120,130$ 139,562$ 125,360$ 115,770$ 116,428$ (74,934)$ Diluted net income/(loss) per share (GAAP) 0.82$ 0.71$ 1.35$ 1.64$ 1.78$ 2.10$ 1.96$ 2.30$ 2.83$ 3.27$ 2.14$ 2.86$ (6.32)$ - Impairment of assets and lease terminations 0.05 0.44 - 0.03 0.17 (0.01) 0.01 0.12 0.00 0.21 0.39 0.41 4.36 - Partial IRS settlement - - - (0.03) - - - - - - - - - - Unwinding of interest rate collars - 0.12 0.12 - - - - - - - - - - - Chairman and CEO employment agreement - 0.04 - - - - - - - - - - - - Proceeds from variable life insurance contract - (0.01) - - (0.01) - - - - - - - - - Loss on investment in unconsolidated affiliates - - - - - - - - - 0.01 0.10 0.30 - - Gain on investment in unconsolidated affiliates - - - - - - - - - - - (1.18) - - Acquisition-related costs - - - - - - - - - - - 0.12 0.05 - Acquisition-related contingent consideration and amortization expense - - - - - - - - - - - 0.02 (0.08) -Preferred Dividends to Apply If-Converted Method - - - - - - - - - - - - 0.27 -Direct and Incremental Costs Associated With Preferred Stock - - - - - - - - - - - - 0.20 -Assumed Impact of Potential Conversion of Preferred Stock into Common Stock - - - - - - - - - - - - 0.80 -COVID-19 related costs - - - - - - - - - - - - 0.46 -Tax effect of adjustments (0.03) (0.23) (0.05) - (0.06) 0.01 - (0.05) 0.00 (0.09) (0.12) 0.09 (1.25) -One-time tax items - - - - - - - - - (0.80) - - - Adjusted diluted net income/(loss) per share (non-GAAP) (3) 0.84$ 1.07$ 1.42$ 1.64$ 1.88$ 2.10$ 1.97$ 2.37$ 2.83$ 2.60$ 2.51$ 2.61$ (1.49)$ Fiscal Year The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in thousands, except per share data)

Non - GAAP Reconciliation (1) The excess tax benefit related to stock options exercised is no longer reclassified from cash flows from operating activi tie s to cash flows from financing activities in the consolidated statements of cash flows. The consolidated statements of cash flows for fiscal 2016, 2015, 2014, 2013, 2012, 2011, 2010, 2009 and 2008 have been adjust ed to conform to the current year presentation. 31 2008 2009 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Cash flow from operations (1) 169$ 197$ 170$ 200$ 170$ 197$ 198$ 213$ 249$ 248$ 316$ 239$ 291$ 219$ 3$ Capital expenditures / investments 85 37 85 37 42 77 86 106 114 154 158 139 128 99 50 Free cash flow 84$ 162$ 85$ 163$ 128$ 120$ 112$ 107$ 135$ 94$ 158$ 100$ 163$ 120$ (47)$ Fiscal Year The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in millions)